Exhibit 10.2
MEDIZONE INTERNATIONAL, INC.

Subscription Agreement

(________________________)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Medizone International, Inc.
4000 Bridgeway, Suite 401
Sausalito, California 94965

Ladies and Gentlemen:

The undersigned understands that Medizone International, Inc., a corporation organized under the laws of Nevada (the “Company”), is offering an aggregate of Ten Million (10,000,000) shares of its common stock, par value $0.001 per share (the “Shares”) and a Warrant to purchase additional shares of its common stock (the “Warrant Shares” and, together with the Shares and the Warrant, the “Securities”) in a private placement. The undersigned understands that the offer and sale of the Securities is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made pursuant to an exemption from registration under Regulation S promulgated pursuant to the Securities Act, and/or Section 4(a)(2) of the Securities Act.

1. Subscription. Subject to the terms and conditions hereof and the provisions of the SEC Reports, the undersigned hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof.  At such time (on the Closing date), the undersigned shall be deemed for all corporate purposes to be the owner of the Securities, notwithstanding that share certificates representing the Securities may be delivered to the undersigned within five (5) Business Days after the Closing, as provided in Section 4 of this Agreement.  Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of the Company, at 10:00 a.m. Pacific Time, on such date as the Company accepts this Agreement by executing the same and delivering the signed Agreement to the undersigned, as provided in Section 2 above.

4. Payment for Securities. Payment for the Securities shall be received by the Company from the undersigned by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in the amount as set forth in Appendix A hereto. The Company shall deliver certificates representing the Securities to the undersigned within five (5) Business Days of the Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

(c) The Company has the requisite corporate power and authority to execute and deliver the Subscription Agreements, to issue and sell the Securities and to perform its obligations pursuant to the Subscription Agreements and the Articles of Association.

(d) The Securities will be free of any liens or encumbrances created by or imposed upon the Undersigned; provided, however, that the Securities are subject to restrictions on transfer as set forth herein.

(e) Other than as contemplated in this Subscription Agreement, the articles of the Company or the Shareholder Agreement, the Company:

(i) has no outstanding obligations, contractual or otherwise, to repurchase, redeem or otherwise acquire any shares or other equity securities in its capital;

(ii) is not a party to or bound by, or has any knowledge of, any agreement or instrument relating to the voting of any of its securities; or

(iii) is not a party to or bound by any agreement or instrument under which any person has the right to require it to distribute any such securities to the public in the United States of America.

(f) No person has any pre-emptive rights in respect of offerings of securities of the Company.

(g) This Subscription Agreement constitutes, when executed and delivered by the Company at the Closing will constitute, a valid and binding obligation of the Company enforceable against it in accordance with its terms.

(h) The Company is not a party to, bound or affected by or subject to any Contract, charter or by-law provision, Law or authorization by a Governmental Authority that would be violated or breached by, or under which a default would occur or a Lien or a right of a third party would, or with notice or the passage of time would, be created as a result of, the execution of, or the performance of obligations under, this Subscription Agreement.

(i) The financial statements of the Company have been prepared in accordance with US generally accepted accounting principles and present fairly the assets, liabilities (whether secured, absolute, contingent or otherwise) and the financial condition of the Company as at September 30, 2015.

(j) The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no material mortgage, pledge, lien, lease, encumbrance or charge, other than (i) liens for current taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, and (iv) liens, encumbrances and defects in title which do not in any case materially detract from the value of the property, and which have not arisen otherwise than in the ordinary course of business.

(k) To the knowledge of the Company (without having conducted any special investigation or patent search), the Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, processes and similar proprietary rights (“Intellectual Property”) necessary to the business of the Company as presently conducted.  There are no outstanding options, licenses or agreements relating to the Intellectual Property, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication alleging that the Company has violated any of the Intellectual Property of any other person or entity.

(l) Each technical and senior managerial employee of the Company has executed an agreement relating to proprietary information and assignment of inventions. All key employees of the Company have entered into appropriate employment contracts containing appropriate confidentiality, non-compete and non-solicit covenants.  To the knowledge of the Company, no such employee is in violation of their employment contract or agreements related to proprietary information and assignment of inventions with the Company.

(m) The Company has timely filed all tax returns required to be filed by it with appropriate federal, state and local governmental authorities. These returns and reports are true and correct in all material respects. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company’s knowledge, all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent.

(n) No litigation, arbitration, action, suit, proceeding or investigation (whether conducted by or before any judicial or regulatory body, arbitrator or other person) is pending or, to the knowledge of the Company, threatened or contemplated, against the Company, nor is there any basis there for known to the Company.

(o) The Company is not in violation of any material term of its Articles of Incorporation or Bylaws, each as amended to date, or, to the Company’s knowledge, in any material respect of any term or provision of any material indebtedness, contract or agreement to which it is party. To the Company’s knowledge, the Company is not in violation of any federal or state or local statute, rule or regulation applicable to the Company. The execution and delivery of the Agreements by the Company, the performance by the Company of its obligations pursuant to the Agreements, and the issuance of the Shares, will not result in any material violation of, or materially conflict with, or constitute a material default under, the Company’s Articles of Incorporation or Bylaws, each as may be amended to date.

(p) No finder, broker, agent or other intermediary has acted for or on behalf of the Company in connection with the negotiation or consummation of the transactions contemplated by this Subscription Agreement, and no success fee, broker’s fee, commission or similar fees will be payable by the Company to any such Person in connection with such transactions.

6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of the state or country set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.  The offer and sale of the Securities is occurring outside the United States, pursuant to Regulation S, in that the offer and sale is being made in an offshore transaction, no directed selling efforts are being made by the Company in the US, and the offer and sale of the Securities is not being made to a US person or for the account or benefit of a US person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b) Information Concerning the Company.

(i) The undersigned acknowledges that the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2014 and copies of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2015 (“SEC Reports”) filed with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”) are available and may be viewed and downloaded by the undersigned from the Commission’s website http://www.sec.gov. The undersigned has not been furnished any offering literature other than the SEC Reports and has relied only on the information contained therein.

(ii) The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the SEC Reports and in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

(iii) The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the SEC Reports or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned’s authority to invest in the Securities.

(iv) The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the SEC Reports. The undersigned has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(v) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vi) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(vii) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) Non-reliance.

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in the SEC Reports shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d) Status of Undersigned.

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) The undersigned is not a US person as contemplated under Regulation S, nor is the undersigned acquiring the Securities for the account or benefit of a US person.  The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned acknowledges that the undersigned has completed the Investor Questionnaire contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status is accurate and complete, and does not contain any misrepresentation or material omission.

(e) Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i) The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except in accordance with the provisions of Regulation S, pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) not to engage in hedging transactions with regard to the Securities, unless in compliance with the Securities Act, (C) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (D) that the Company and its affiliates are required to refuse to register any transfer of the Securities not made in compliance with the foregoing restrictions.

(iv) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(v) In order to facilitate an orderly trading market in the Company’s securities, in addition to and not in lieu of any transfer restrictions set forth above, the undersigned agrees to a one (1) year lockup from the Closing date on the sale of any of the Securities.

7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities specified in Appendix A and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8. Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9. Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.  HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

10. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

12. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

13. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in Clark County, Las Vegas, Nevada, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

14. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

15. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	4000 Bridgeway, Suite 401 Sausalito, California 94965 USA E-mail: medoz3int@yahoo.com Attention: Chief Executive Officer
with a copy to:	Durham Jones & Pinegar, P.C. E-mail: kpinegar@djplaw.com Attention: Kevin R. Pinegar
If to the Purchaser:	To the address indicated on the Signature Page to this Subscription Agreement

18. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing, (ii) changes in the transactions, documents and instruments described in the SEC Reports which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

20. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

21. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ OF NOVEMBER, 2015.

PURCHASER (if an individual):	PURCHASER (if an entity):
By____________________________ Name:_________________________	[NAME OF ENTITY] By____________________________ Name:_________________________ Title:__________________________

Address:  _______________________________

State/Country of Domicile or Formation:

Aggregate Subscription Amount: US$

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to ________________ shares of common stock and a Warrant with an aggregate exercise price of up to US$                                                     .

Medizone International, Inc.
By: ___________________________ Name:_________________________ Title:__________________________ Date: _________________________

APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Aggregate Purchase Price to be Paid
________________ shares of common stock and Warrants	US$____________________

COVER SHEET WITH SUBSCRIPTION INSTRUCTIONS

Enclosed herewith are the documents necessary to subscribe for up to 10,000,000 shares of common stock (the “Securities”) of Medizone International, Inc., a corporation organized under the laws of Nevada (the “Company”). The Securities are being offered to qualified investors who are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (“Securities Act”), and/or pursuant to Regulation S under the Securities Act. Set forth herein are instructions for the execution of the enclosed documents.

A.      Instructions.

Each person considering subscribing for Securities should review the following instructions:

•
Subscription Agreement:  Two copies of the Subscription Agreement must be completed, executed and delivered to the Company at the address set forth below.  If your subscription is accepted, the Company will execute both copies of the Subscription Agreement and return one copy to you for your records.

•	Back-up Documentation and Certification. If the investor is a natural person, please provide copies of the following relevant documents:

(A)           Income: If the investor is basing accredited investor status on income, please provide any Internal Revenue Service form that reports the investor’s income for the two most recent years (including, but not limited to, Form W-2, Form 1099, Schedule K-1 to Form 1065, and Form 1040); the investor’s signature on the Subscription Agreement constitutes the investor’s written representation that he or she has a reasonable expectation of reaching the income level necessary to qualify as an accredited investor during the current year; or

(B)           Net Worth: If the investor is basing accredited investor status on net worth, please provide one or more of the following types of documentation dated within the prior three months, and the investor’s signature on the Subscription Agreement constitutes the investor’s written representation that all liabilities necessary to make a determination of net worth have been disclosed:

•
With respect to assets: Bank statements, brokerage statements and other statements of securities holdings, certificates of deposit, tax assessments, and appraisal reports issued by independent third parties; and

•	With respect to liabilities: A consumer report from at least one of the nationwide consumer reporting agencies; or

(C)           Third Party Verification: Please provide a written confirmation from one of the following persons or entities that such person or entity has taken reasonable steps to verify that the investor is an accredited investor within the prior three months and has determined that the investor is an accredited investor:

•	A registered broker-dealer;

•	An investment adviser registered with the Securities and Exchange Commission;

•	A licensed attorney who is in good standing under the laws of the jurisdictions in which he or she is admitted to practice law; or

•	A certified public accountant who is duly registered and in good standing under the laws of the place of his or her residence or principal office.

•
Payment:  Payment of US $0.10 per share for the Securities subscribed for shall be made by delivery by Closing (as defined in the Subscription Agreement) of cash to the Company via wire transfer to an account specified by the Company.

•
Acceptance or Rejection of Subscription: The Company shall have the right to accept or reject any subscription, in whole or in part. An acknowledgment of the Company’s acceptance of your subscription for the Securities subscribed for will be returned to you promptly after acceptance.

B.      Communications.

All documents should be forwarded to:

Medizone International, Inc.
Attn:  Ed Marshall, CEO
4000 Bridgeway, Suite 401
Sausalito, CA 94965
E-mail: medoz3int@yahoo.com

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